Exhibit 99.1

For Immediate Release

For more information:

Tom Speir

Chief Financial Officer

(864) 240-6208

Investor_Relations@ucbi.com

United Community Banks, Inc. Reports Third Quarter Earnings

Third Quarter Results Reflect Execution of Significant Strategic Initiatives, Strong Core Loan Growth, and Robust Deposit Growth

GREENVILLE, SC – October 20, 2026 – United Community Banks, Inc. (NYSE: UCB) (United) today announced financial results for the quarter ended September 30, 2026, which included 9.8% annualized core loan growth, 8.0% annualized core customer deposit growth, and a stable margin following six consecutive quarters of margin expansion.

Chairman and CEO Lynn Harton stated, “Our third quarter results reflect key strategic actions that simplify our balance sheet, reduce risk, and strengthen future operating performance. We completed the acquisition of Peach State Bank on August 1, the sale of our Navitas equipment finance business on September 1, and the restructuring of our investment portfolio in early September. The restructuring shortened duration and significantly improved the yield on our portfolio. At the same time, we achieved high single-digit growth in both core loans and customer deposits in the quarter, reflecting strong momentum resulting from our investment in hiring top talent. New loan production exceeded $1 billion for the second consecutive quarter. The strategies executed in the third quarter position us very well for the future, as demonstrated by improvements in operating return on assets, return on tangible common equity, and operating efficiency ratio.”

In the third quarter, United sold its Navitas equipment finance business for $2.0 billion in cash proceeds, a 7% premium to par. Following the sale, $2.2 billion in held-to-maturity securities were reclassified to available-for-sale designation and long-dated, low yielding securities with an amortized cost basis of $2.5 billion were subsequently sold. The securities repositioning resulted in $2.1 billion of cash proceeds, which, together with the $2.0 billion of Navitas sale proceeds, were redeployed into higher-yielding securities and used to pay down borrowings. Additionally, United completed the acquisition of Peach State Bancshares in the third quarter, increasing density in a dynamic growth market through a complementary, low-risk transaction.

Harton continued, “The actions completed in the third quarter allow us to focus on growing the core banking business within our outstanding Southeast footprint. We believe these actions, including our strong liquidity and capital, position us well for long-term success.”

Third Quarter 2026 Financial Highlights:

•	EPS of $(1.16) on a GAAP basis and $0.77 on an operating basis, compared to $0.95 and $0.71, respectively, in the second quarter of 2026. GAAP EPS reflects strategic actions executed in the third quarter to improve the long-term company performance, including the completion of the sale of our equipment finance business and repositioning of our investment securities portfolio.

•	Net loss of $139.7 million reflects strategic actions taken during the third quarter. Adjusting for those items, operating net income was $93.7 million in the third quarter, up 8% from the second quarter.
•	Total revenue of $(12.0) million resulted from the strategic actions taken in the third quarter. Adjusted for the gain from the sale of Navitas and the loss on the investment portfolio restructuring, which net to $304 million, total operating revenue was $292 million, up from $279 million in the second quarter.
•	Net interest margin of 3.68% increased by 10 basis points year-over-year and was stable from the second quarter of 2026.
•	Provision for credit losses totaled $10.0 million, including net charge-offs of $4.0 million, or 0.09% of loans for the third quarter.
o	Allowance for credit losses coverage was 1.05% of total loans, up one basis point from June 30, 2026.
•	Noninterest expense increased $2.3 million on a GAAP basis and decreased $3.3 million on an operating basis, compared to the second quarter.
•	Third quarter income taxes reflect the specific tax rates applicable to the Navitas sale and investment securities losses, as well as a higher core effective tax rate resulting from higher estimated pre-tax income and certain discrete items recognized in the quarter.
•	GAAP efficiency ratio is not meaningful due to the securities losses incurred in the third quarter. Operating efficiency ratio improved to 53.1% from 56.7% in the second quarter.
•	Loan growth of $444 million, or 9.8% annualized, from the second quarter, excluding the impact of Peach State and Navitas.
•	Customer deposits were up $473 million, or 8.0% annualized, from the second quarter, excluding deposits received from the Peach State acquisition.
•	Peach State contributed $520 million of loans and $678 million of deposits at the time of the acquisition.
•	Return on assets was (1.89%) on a GAAP basis and 1.27% on an operating basis. Operating return on assets improved 5 bps from the second quarter.
•	Return on common equity on a GAAP basis and return on tangible common equity on an operating basis were (14.8%) and 13.9%, respectively.
•	Repurchased 1.395 million common shares at an average price of $35.81 per share for an aggregate of $50 million in the third quarter. The Board also approved an incremental $100 million share repurchase authorization through the end of 2027, bringing the current outstanding repurchase authorization to $113 million.
•	Maintained strong capital ratios with preliminary Common Equity Tier 1 of 13.0%.
•	Quarterly common dividend increased to $0.26 per share declared during the quarter, up 4% year over year.

Year to Date 2026 Financial Highlights:

•	Net income of $60.2 million, lowered by strategic actions taken in the third quarter. Net income – operating of $265 million, compared with $249 million in 2025.
•	Diluted earnings per share of $0.49, or $2.18 on an operating basis compared with operating earnings per share of $2.00 in 2025.
•	Total revenue of $544 million, or $843 million on an operating basis, up 7% from 2025.
•	Return on assets of 0.28%, or 1.24% on an operating basis up from 1.19% operating return on assets for 2025.
•	Pre-tax, pre-provision return on assets of 1.76% on an operating basis up from 1.70% operating pre-tax, pre-provision return on assets for 2025.

•	Return on common equity of 2.18%, or 9.58% on an operating basis compared with 8.92% operating return on common equity for 2025.
•	Operating return on tangible common equity of 13.3%, up from 12.6% for 2025.

Additional details about the previously announced strategic actions taken in the third quarter are available under “Events and Presentations” in the “News and Events” section of the Investor Relations page on the company's website, ucbi.com, or directly at https://ir.ucbi.com/events/event-details/strategic-initiatives-conference-call.

Conference Call

United will hold a conference call on Tuesday, October 20, 2026 at 8:30 a.m. ET to discuss the contents of this press release and to share business highlights for the quarter. Participants can pre-register for the conference call by navigating to https://dpregister.com/sreg/10209322/1040c6adc70. Those without internet access or unable to pre-register may dial in by calling 1-844-676-1337. The conference call also will be webcast and may be accessed by selecting “Events and Presentations” under “News and Events” within the Investor Relations section of the company's website, ucbi.com.

UNITED COMMUNITY BANKS, INC.

Selected Financial Information

(in thousands, except per share data)

	2026		2025			Third Quarter 2026-	For the Nine Months Ended September 30,		YTD 2026 -
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2025 Change	2026	2025	2025 Change
INCOME SUMMARY
Interest revenue	$362,560	$344,371	$333,961	$346,367	$353,850		$1,040,892	$1,036,572
Interest expense	111,354	103,471	101,197	108,441	120,221		316,022	365,391
Net interest revenue	251,206	240,900	232,764	237,926	233,629	8%	724,870	671,181	8%
Noninterest income	(263,172)	38,380	43,746	40,462	43,219	n/m	(181,046)	113,583	n/m
Total revenue	(11,966)	279,280	276,510	278,388	276,848	n/m	543,824	784,764	(31)
Provision for credit losses	10,013	(29,803)	10,853	13,662	7,907	n/m	(8,937)	35,144	n/m
Noninterest expense	162,241	159,915	157,302	152,048	150,868	8	479,458	439,886	9
Income (loss) before income tax expense	(184,220)	149,168	108,355	112,678	118,073	n/m	73,303	309,734	(76)
Income tax (benefit) expense	(44,475)	33,530	24,066	26,223	26,579	n/m	13,121	68,094	(81)
Net (loss) income	(139,745)	115,638	84,289	86,455	91,494	n/m	60,182	241,640	(75)
Non-operating items	310,380	(37,582)	508	606	3,468		273,306	9,598
Income tax related to non-operating items	(76,932)	8,347	(113)	(133)	(751)		(68,698)	(2,079)
Net income - operating (1)	$93,703	$86,403	$84,684	$86,928	$94,211	(1)	$264,790	$249,159	6
Pre-tax pre-provision income (5)	$(174,207)	$119,365	$119,208	$126,340	$125,980	n/m	$64,366	$344,878	(81)
PERFORMANCE MEASURES
Per common share:
Diluted net income - GAAP	$(1.16)	$0.95	$0.69	$0.70	$0.70	n/m	$0.49	$1.91	(74)
Diluted net income - operating (1)	0.77	0.71	0.70	0.71	0.75	3	2.18	2.00	9
Cash dividends declared	0.26	0.25	0.25	0.25	0.25	4	0.76	0.73	4
Book value	29.27	31.27	30.54	30.17	29.44	(1)	29.27	29.44	(1)
Tangible book value (3)	20.80	23.31	22.56	22.24	21.59	(4)	20.80	21.59	(4)
Key performance ratios:
Return on common equity - GAAP (2)(4)	(14.85)%	12.56%	9.35%	9.48%	9.20%		2.18%	8.53%
Return on common equity - operating (1)(2)(4)	9.95	9.39	9.39	9.53	9.83		9.58	8.92
Return on tangible common equity - operating (1)(2)(3)(4)	13.90	12.98	13.05	13.31	13.56		13.32	12.57
Return on assets - GAAP (4)	(1.89)	1.63	1.22	1.21	1.29		0.28	1.16
Return on assets - operating (1)(4)	1.27	1.22	1.22	1.22	1.33		1.24	1.19
Return on assets - pre-tax pre-provision, excluding non-operating items(1)(4)(5)	1.84	1.70	1.73	1.78	1.83		1.76	1.70
Net interest margin (fully taxable equivalent) (4)	3.68	3.68	3.65	3.62	3.58		3.67	3.48
Efficiency ratio - GAAP	n/m	57.01	56.66	54.40	54.30		87.58	55.86
Efficiency ratio - operating (1)	53.11	56.69	55.65	54.19	53.05		55.12	54.64
Equity to total assets	12.14	12.89	12.97	12.99	12.78		12.14	12.78
Tangible common equity to tangible assets (3)	8.95	9.94	9.92	9.92	9.71		8.95	9.71
ASSET QUALITY
Nonperforming assets ("NPAs")	$81,270	$103,387	$98,623	$93,498	$97,916	(17)	$81,270	$97,916	(17)
ACL - funded loans	179,143	168,705	208,396	210,429	215,791	(17)	179,143	215,791	(17)
ACL - total	200,237	188,329	225,996	225,520	228,276	(12)	200,237	228,276	(12)
Net charge-offs	3,973	7,864	10,377	16,418	7,676	(48)	22,214	25,508	(13)
ACL - funded loans to loans	0.94%	0.94%	1.06%	1.09%	1.13%		0.94%	1.13%
ACL - total to loans	1.05	1.04	1.15	1.16	1.19		1.05	1.19
Net charge-offs to average loans HFI (4)	0.09	0.16	0.22	0.34	0.16		0.15	0.18
NPAs to total assets	0.28	0.36	0.35	0.33	0.35		0.28	0.35
AT PERIOD END ($ in millions)
Loans held for investment	$18,988	$18,024	$19,602	$19,384	$19,175	(1)	$18,988	$19,175	(1)
Investment securities	6,641	6,377	5,889	5,988	6,163	8	6,641	6,163	8
Total assets	28,882	29,051	28,177	28,003	28,143	3	28,882	28,143	3
Deposits	24,888	23,724	24,025	23,798	24,021	4	24,888	24,021	4
Shareholders’ equity	3,507	3,745	3,655	3,639	3,597	(3)	3,507	3,597	(3)
Common shares outstanding (thousands)	119,827	119,764	119,684	120,598	121,553	(1)	119,827	121,553	(1)

(1) Excludes non-operating items as detailed on Non-GAAP Performance Measures Reconciliation. (2) Net income less preferred stock dividends, divided by average common equity. (3) Excludes effect of acquisition related intangibles and associated amortization. (4) Annualized. (5) Excludes income tax expense and provision for credit losses.

UNITED COMMUNITY BANKS, INC.

Loan Portfolio Composition at Period-End

	2026			2025		Linked	Year over
(in millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Quarter Change	Year Change
LOANS BY CATEGORY
Owner occupied commercial RE	$4,336	$4,117	$4,041	$3,950	$3,678	$219	$658
Income producing commercial RE	5,217	5,018	4,984	5,032	4,534	199	683
Commercial & industrial (1)	2,976	2,859	2,771	2,696	2,593	117	383
Commercial construction & land	1,360	1,143	1,072	998	1,734	217	(374)
Equipment financing (1)	—	—	1,897	1,848	1,808	—	(1,808)
Total commercial	13,889	13,137	14,765	14,524	14,347	752	(458)
Residential mortgage	3,198	3,101	3,122	3,157	3,198	97	—
Home equity	1,504	1,403	1,344	1,319	1,252	101	252
Residential construction & land	211	195	185	191	178	16	33
Consumer	195	193	187	188	192	2	3
Other	(9)	(5)	(1)	5	8	(4)	(17)
Total loans held for investment	$18,988	$18,024	$19,602	$19,384	$19,175	$964	$(187)

LOANS BY MARKET
Georgia	$5,336	$4,662	$4,617	$4,635	$4,584	$674	$752
South Carolina	3,180	3,130	3,037	2,971	2,926	50	254
North Carolina	2,786	2,706	2,722	2,712	2,676	80	110
Tennessee	1,979	1,962	1,895	1,913	1,902	17	77
Florida	3,398	3,283	3,229	3,102	3,040	115	358
Alabama	1,114	1,082	1,049	1,050	1,054	32	60
Commercial Banking Solutions (2)	1,195	1,199	3,053	3,001	2,993	(4)	(1,798)
Total loans held for investment	$18,988	$18,024	$19,602	$19,384	$19,175	$964	$(187)

(1) Substantially all equipment financing loans were transferred to held for sale in the second quarter of 2026 as a result of the then-pending sale of Navitas Credit Corp, which subsequently closed on September 1, 2026. Retained equipment financing loans were reclassified to the commercial & industrial line.

(2) Reduction in the second quarter of 2026 reflects the transfer of substantially all equipment financing loans to held for sale.

UNITED COMMUNITY BANKS, INC.

Credit Quality

(in thousands)

	2026
	Third Quarter	Second Quarter	First Quarter
NONACCRUAL LOANS
Owner occupied RE	$12,002	$20,027	$18,265
Income producing RE	10,880	11,655	11,037
Commercial & industrial	16,585	21,147	19,890
Commercial construction & land	106	916	17
Equipment financing (1)	—	—	8,024
Total commercial	39,573	53,745	57,233
Residential mortgage	31,444	30,506	31,906
Home equity	6,060	6,435	6,209
Residential construction & land	281	338	355
Consumer	962	977	1,009
Total nonaccrual loans held for investment	78,320	92,001	96,712
Equipment finance nonaccrual loans held for sale (1)	—	9,392	—
OREO and repossessed assets	2,950	1,994	1,911
Total NPAs	$81,270	$103,387	$98,623

(1) Substantially all equipment financing loans were transferred to held for sale in the second quarter of 2026 and were subsequently sold in the sale of Navitas Credit Corp. on September 1, 2026. Retained equipment financing loans were reclassified to the commercial & industrial loan category, as equipment financing is no longer an individually significant loan category.

	2026
	Third Quarter		Second Quarter		First Quarter
(in thousands)	Net Charge- Offs	Net Charge- Offs to Average Loans (1)	Net Charge- Offs	Net Charge- Offs to Average Loans (1)	Net Charge- Offs	Net Charge- Offs to Average Loans (1)
NET CHARGE-OFFS (RECOVERIES) BY CATEGORY
Owner occupied RE	$837	0.08%	$(3,447)	(0.34)%	$666	0.07%
Income producing RE	(17)	—	57	—	(85)	(0.01)
Commercial & industrial	2,281	0.32	6,859	0.97	3,309	0.50
Commercial construction & land	(23)	(0.01)	(22)	(0.01)	6	—
Equipment financing (2)	—	n/m	3,697	0.78	5,835	1.29
Total commercial	3,078	0.09	7,144	0.19	9,731	0.27
Residential mortgage	84	0.01	57	0.01	133	0.02
Home equity	(141)	(0.04)	(24)	(0.01)	(54)	(0.02)
Residential construction & land	107	0.20	(6)	(0.01)	12	0.03
Consumer	845	1.73	693	1.47	555	1.21
Total	$3,973	0.09	$7,864	0.16	$10,377	0.22

(1)  Annualized.

(2) Retained equipment financing loans and related charge-offs were reclassified to the commercial & industrial loan category, as equipment financing is no longer an individually significant loan category.

UNITED COMMUNITY BANKS, INC.

Consolidated Balance Sheets (Unaudited)

(in thousands, except share and per share data)	September 30, 2026	December 31, 2025
ASSETS
Cash and due from banks	$125,069	$202,586
Interest-bearing deposits in banks	656,536	193,168
Cash and cash equivalents	781,605	395,754
Trading securities	93,760	—
Debt securities available-for-sale	6,546,796	3,750,863
Debt securities held-to-maturity (fair value $1,918,426 at December 31, 2025)	—	2,237,356
Mortgage loans held for sale	34,493	39,381
Loans held for investment	18,988,195	19,384,317
Less allowance for credit losses - loans	(179,143)	(210,429)
Loans, net	18,809,052	19,173,888
Premises and equipment, net	409,533	393,714
Bank-owned life insurance	376,000	364,184
Goodwill and other intangible assets, net	1,026,915	967,882
Other assets	803,883	679,532
Total assets	$28,882,037	$28,002,554
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$6,751,068	$6,252,252
NOW and interest-bearing demand	5,762,468	5,969,864
Money market	7,376,074	6,696,530
Savings	1,093,655	1,085,331
Time	3,733,490	3,619,189
Brokered	171,102	175,264
Total deposits	24,887,857	23,798,430
Short-term borrowings	—	85,000
Long-term debt	39,686	120,400
Accrued expense and other liabilities	447,187	360,038
Total liabilities	25,374,730	24,363,868
Shareholders' equity:
Common stock, $1 par value; 200,000,000 shares authorized, 119,827,028 and 120,598,266 shares issued and outstanding, respectively	119,827	120,598
Capital surplus	2,724,987	2,754,399
Retained earnings	882,021	914,261
Accumulated other comprehensive loss	(219,528)	(150,572)
Total shareholders' equity	3,507,307	3,638,686
Total liabilities and shareholders' equity	$28,882,037	$28,002,554

UNITED COMMUNITY BANKS, INC.

Consolidated Statements of Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2026	2025	2026	2025
Interest revenue:
Loans, including fees	$301,420	$297,929	$883,109	$860,269
Securities:
Taxable	52,839	51,522	141,969	162,885
Tax-exempt	1,540	1,681	4,857	5,030
Other	6,761	2,718	10,957	8,388
Total interest revenue	362,560	353,850	1,040,892	1,036,572

Interest expense:
Deposits:
NOW and interest-bearing demand	27,877	35,050	84,124	109,396
Money market	45,747	50,661	127,596	149,805
Savings	489	641	1,452	2,722
Time	29,485	32,123	86,558	94,622
Deposits	103,598	118,475	299,730	356,545
Short-term borrowings	2,546	25	5,097	1,215
Federal Home Loan Bank advances	4,684	—	8,667	433
Long-term debt	526	1,721	2,528	7,198
Total interest expense	111,354	120,221	316,022	365,391
Net interest revenue	251,206	233,629	724,870	671,181

Noninterest income:
Service charges and fees	11,640	11,400	31,560	31,057
Mortgage loan gains and other related fees	10,714	7,098	25,523	18,590
Wealth management fees	4,897	4,757	14,458	13,622
Net gains from sales of other loans	63,222	2,385	66,062	5,776
Lending and loan servicing fees	3,332	4,235	11,401	12,090
Securities (losses) gains, net	(366,101)	49	(365,970)	341
Other	9,124	13,295	35,920	32,107
Total noninterest income	(263,172)	43,219	(181,046)	113,583
Total revenue	(11,966)	276,848	543,824	784,764

Provision for credit losses	10,013	7,907	(8,937)	35,144

Noninterest expense:
Salaries and employee benefits	96,443	90,667	293,934	261,931
Communications and equipment	14,127	13,937	41,972	40,968
Occupancy	11,184	11,502	34,141	33,366
Advertising and public relations	2,485	2,053	7,590	6,815
Postage, printing and supplies	2,515	2,735	8,016	7,791
Professional fees	7,420	6,282	19,864	17,822
Lending and loan servicing expense	2,231	2,428	7,918	6,745
Outside services - electronic banking	3,849	3,543	10,963	9,876
FDIC assessments and other regulatory charges	4,900	4,846	11,496	14,233
Amortization of intangibles	3,348	3,313	9,349	9,891
Merger-related and other charges	6,509	3,468	8,277	9,598
Other	7,230	6,094	25,938	20,850
Total noninterest expense	162,241	150,868	479,458	439,886
(Loss) income before income taxes	(184,220)	118,073	73,303	309,734
Income tax (benefit) expense	(44,475)	26,579	13,121	68,094
Net (loss) income	(139,745)	91,494	60,182	241,640
Preferred stock dividends and deemed dividend at redemption	—	4,848	—	7,994
Earnings and dividends allocated to participating securities	243	507	639	1,356
Net (loss) income available to common shareholders	$(139,988)	$86,139	$59,543	$232,290
Net (loss) income per common share:
Basic	$(1.16)	$0.71	$0.49	$1.92
Diluted	(1.16)	0.70	0.49	1.91
Weighted average common shares outstanding:
Basic	120,456	122,116	120,419	121,186
Diluted	120,456	122,252	120,654	121,303

UNITED COMMUNITY BANKS, INC.

Average Consolidated Balance Sheets and Net Interest Analysis

For the Three Months Ended September 30,

	2026			2025
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$19,797,609	$302,229	6.06%	$19,010,663	$297,725	6.21%
Taxable securities (3)	6,318,792	52,839	3.34	6,217,693	51,522	3.31
Tax-exempt securities (FTE) (1)(3)	259,744	2,052	3.16	351,528	2,249	2.56
Other interest-earning assets	814,949	6,761	3.29	413,678	3,389	3.25
Total interest-earning assets (FTE)	27,191,094	363,881	5.32	25,993,562	354,885	5.42

Noninterest-earning assets:
Allowance for credit losses	(174,371)			(220,805)
Cash and due from banks	141,941			206,772
Premises and equipment	409,860			397,490
Other assets (3)	1,773,946			1,664,648
Total assets	$29,342,470			$28,041,667

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$5,673,191	27,877	1.95	$5,825,997	35,050	2.39
Money market	7,252,005	45,747	2.50	6,907,894	50,661	2.91
Savings	1,096,916	489	0.18	1,107,509	641	0.23
Time	3,717,565	29,060	3.10	3,656,172	31,602	3.43
Brokered time deposits	50,699	425	3.33	50,529	521	4.09
Total interest-bearing deposits	17,790,376	103,598	2.31	17,548,101	118,475	2.68
Federal funds purchased and other borrowings	270,956	2,546	3.73	2,284	25	4.34
Federal Home Loan Bank advances	479,674	4,684	3.87	—	—	—
Long-term debt	33,414	526	6.25	155,197	1,721	4.40
Total borrowed funds	784,044	7,756	3.92	157,481	1,746	4.40
Total interest-bearing liabilities	18,574,420	111,354	2.38	17,705,582	120,221	2.69

Noninterest-bearing liabilities:
Noninterest-bearing deposits	6,594,562			6,366,723
Other liabilities	439,078			334,443
Total liabilities	25,608,060			24,406,748
Shareholders' equity	3,734,410			3,634,919
Total liabilities and shareholders' equity	$29,342,470			$28,041,667

Net interest revenue (FTE)		$252,527			$234,664
Net interest-rate spread (FTE)			2.94%			2.73%
Net interest margin (FTE) (4)			3.68%			3.58%

(1)	Interest revenue on tax-exempt securities and loans includes a taxable-equivalent adjustment to reflect comparable interest on taxable securities and loans. The FTE adjustment totaled $1.32 million and $1.04 million, respectively, for the three months ended September 30, 2026 and 2025. The tax rate used to calculate the adjustment was 25%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued.

(3)	Unrealized gains and losses on AFS securities, including those related to the transfer from AFS to HTM have been reclassified to other assets. Pretax unrealized losses of $207 million in 2026 and $223 million in 2025 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net interest revenue divided by average interest-earning assets.

UNITED COMMUNITY BANKS, INC.

Average Consolidated Balance Sheets and Net Interest Analysis

For the Nine Months Ended September 30,

	2026			2025
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$19,641,031	$885,136	6.03%	$18,632,384	$859,678	6.17%
Taxable securities (3)	6,077,529	141,969	3.11	6,480,641	162,885	3.35
Tax-exempt securities (FTE) (1)(3)	315,238	6,480	2.74	354,115	6,730	2.53
Other interest-earning assets	495,951	10,957	2.95	422,123	10,288	3.26
Total interest-earning assets (FTE)	26,529,749	1,044,542	5.26	25,889,263	1,039,581	5.37

Non-interest-earning assets:
Allowance for loan losses	(200,588)			(217,050)
Cash and due from banks	163,633			210,027
Premises and equipment	399,958			397,395
Other assets (3)	1,720,642			1,637,493
Total assets	$28,613,394			$27,917,128

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$5,759,773	84,124	1.95	$6,002,702	109,396	2.44
Money market	6,956,477	127,596	2.45	6,713,585	149,805	2.98
Savings	1,093,764	1,452	0.18	1,133,078	2,722	0.32
Time	3,677,005	85,198	3.10	3,545,792	93,029	3.51
Brokered time deposits	53,843	1,360	3.38	50,488	1,593	4.22
Total interest-bearing deposits	17,540,862	299,730	2.28	17,445,645	356,545	2.73
Federal funds purchased and other borrowings	182,712	5,097	3.73	29,865	1,215	5.44
Federal Home Loan Bank advances	299,963	8,667	3.86	12,824	433	4.51
Long-term debt	68,443	2,528	4.94	215,440	7,198	4.47
Total borrowed funds	551,118	16,292	3.95	258,129	8,846	4.58
Total interest-bearing liabilities	18,091,980	316,022	2.34	17,703,774	365,391	2.76

Noninterest-bearing liabilities:
Noninterest-bearing deposits	6,428,647			6,304,792
Other liabilities	397,842			350,211
Total liabilities	24,918,469			24,358,777
Shareholders' equity	3,694,925			3,558,351
Total liabilities and shareholders' equity	$28,613,394			$27,917,128

Net interest revenue (FTE)		$728,520			$674,190
Net interest-rate spread (FTE)			2.92%			2.61%
Net interest margin (FTE) (4)			3.67%			3.48%

(1)	Interest revenue on tax-exempt securities and loans includes a taxable-equivalent adjustment to reflect comparable interest on taxable securities and loans. The FTE adjustment totaled $3.65 million and $3.01 million, respectively, for the nine months ended September 30, 2026 and 2025. The tax rate used to calculate the adjustment was 25%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued and loans that are held for sale.

(3)	Unrealized gains and losses on AFS securities, including those related to the transfer from AFS to HTM have been reclassified to other assets. Pretax unrealized losses of $192 million in 2026 and $244 million in 2025 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

UNITED COMMUNITY BANKS, INC.

Non-GAAP Performance Measures Reconciliation

Selected Financial Information

(in thousands, except per share data)

	2026			2025		For the Nine Months Ended September 30,
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2026	2025
Noninterest income reconciliation
Noninterest income (GAAP)	$(263,172)	$38,380	$43,746	$40,462	$43,219	$(181,046)	$113,583
Loss on securities portfolio repositioning	366,101	—	—	—	—	366,101	—
Gain on sale on Navitas	(62,230)	—	—	—	—	(62,230)	—
Gain on terminated cash flow hedge	—	—	(5,184)	—	—	(5,184)	—
Noninterest income - operating	$40,699	$38,380	$38,562	$40,462	$43,219	$117,641	$113,583

Total revenue reconciliation
Total revenue (GAAP)	$(11,966)	$279,280	$276,510	$278,388	$276,848	$543,824	$784,764
Loss on securities portfolio repositioning	366,101	—	—	—	—	366,101	—
Gain on sale on Navitas	(62,230)	—	—	—	—	(62,230)	—
Gain on terminated cash flow hedge	—	—	(5,184)	—	—	(5,184)	—
Total revenue - operating	$291,905	$279,280	$271,326	$278,388	$276,848	$842,511	$784,764

Provision for credit losses reconciliation
Provision for credit losses (GAAP)	$10,013	$(29,803)	$10,853	$13,662	$7,907	$(8,937)	$35,144
Release of ACL on equipment finance loans	—	38,477	—	—	—	38,477	—
Provision for credit losses - operating	$10,013	$8,674	$10,853	$13,662	$7,907	$29,540	$35,144

Noninterest expense reconciliation
Noninterest expense (GAAP)	$162,241	$159,915	$157,302	$152,048	$150,868	$479,458	$439,886
Payroll transition bonus	—	—	(6,704)	—	—	(6,704)	—
FDIC special assessment accrual reversal	—	—	1,885	—	—	1,885	—
Merger-related and other charges	(6,509)	(895)	(873)	(606)	(3,468)	(8,277)	(9,598)
Noninterest expense - operating	$155,732	$159,020	$151,610	$151,442	$147,400	$466,362	$430,288

Net income to operating income reconciliation
Net income (GAAP)	$(139,745)	$115,638	$84,289	$86,455	$91,494	$60,182	$241,640
Loss on securities portfolio repositioning	366,101	—	—	—	—	366,101	—
Gain on sale on Navitas	(62,230)	—	—	—	—	(62,230)	—
Gain on terminated cash flow hedge	—	—	(5,184)	—	—	(5,184)	—
Release of ACL on equipment finance loans	—	(38,477)	—	—	—	(38,477)	—
Payroll transition bonus	—	—	6,704	—	—	6,704	—
FDIC special assessment accrual reversal	—	—	(1,885)	—	—	(1,885)	—
Merger-related and other charges	6,509	895	873	606	3,468	8,277	9,598
Income tax benefit of non-operating items	(76,932)	8,347	(113)	(133)	(751)	(68,698)	(2,079)
Net income - operating	$93,703	$86,403	$84,684	$86,928	$94,211	$264,790	$249,159

Net income to pre-tax pre-provision income reconciliation
Net income (GAAP)	$(139,745)	$115,638	$84,289	$86,455	$91,494	$60,182	$241,640
Income tax (benefit) expense	(44,475)	33,530	24,066	26,223	26,579	13,121	68,094
Provision for credit losses	10,013	(29,803)	10,853	13,662	7,907	(8,937)	35,144
Pre-tax pre-provision income	$(174,207)	$119,365	$119,208	$126,340	$125,980	$64,366	$344,878

Diluted income per common share reconciliation
Diluted income per common share (GAAP)	$(1.16)	$0.95	$0.69	$0.70	$0.70	$0.49	$1.91
Loss on securities portfolio repositioning	2.28	—	—	—	—	2.27	—
Gain on sale on Navitas	(0.39)	—	—	—	—	(0.39)	—
Gain on terminated cash flow hedge	—	—	(0.03)	—	—	(0.03)	—
Release of ACL on equipment finance loans	—	(0.25)	—	—	—	(0.25)	—
Payroll transition bonus	—	—	0.04	—	—	0.04	—
FDIC special assessment accrual reversal	—	—	(0.01)	—	—	(0.01)	—
Merger-related and other charges	0.04	0.01	0.01	0.01	0.02	0.06	0.06
Deemed dividend on preferred stock redemption	—	—	—	—	0.03	—	0.03
Diluted income per common share - operating	$0.77	$0.71	$0.70	$0.71	$0.75	$2.18	$2.00

Book value per common share reconciliation
Book value per common share (GAAP)	$29.27	$31.27	$30.54	$30.17	$29.44	$29.27	$29.44
Effect of goodwill and other intangibles	(8.47)	(7.96)	(7.98)	(7.93)	(7.85)	(8.47)	(7.85)
Tangible book value per common share	$20.80	$23.31	$22.56	$22.24	$21.59	$20.80	$21.59

UNITED COMMUNITY BANKS, INC.

Non-GAAP Performance Measures Reconciliation

Selected Financial Information

(in thousands, except per share data)

	2026			2025		For the Nine Months Ended September 30,
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2026	2025
Return on tangible common equity reconciliation
Return on common equity (GAAP)	(14.85)%	12.56%	9.35%	9.48%	9.20%	2.18%	8.53%
Loss on securities portfolio repositioning	29.30	—	—	—	—	9.98	—
Gain on sale on Navitas	(5.03)	—	—	—	—	(1.71)	—
Gain on terminated cash flow hedge	—	—	(0.45)	—	—	(0.15)	—
Release of ACL on equipment finance loans	—	(3.25)	—	—	—	(1.08)	—
Payroll transition bonus	—	—	0.58	—	—	0.19	—
FDIC special assessment accrual reversal	—	—	(0.16)	—	—	(0.05)	—
Merger-related and other charges	0.53	0.08	0.07	0.05	0.29	0.22	0.27
Deemed dividend on preferred stock redemption	—	—	—	—	0.34	—	0.12
Return on common equity - operating	9.95	9.39	9.39	9.53	9.83	9.58	8.92
Effect of goodwill and other intangibles	3.95	3.59	3.66	3.78	3.73	3.74	3.65
Return on tangible common equity - operating	13.90%	12.98%	13.05%	13.31%	13.56%	13.32%	12.57%

Return on assets reconciliation
Return on assets (GAAP)	(1.89)%	1.63%	1.22%	1.21%	1.29%	0.28%	1.16%
Loss on securities portfolio repositioning	3.73	—	—	—	—	1.29	—
Gain on sale on Navitas	(0.64)	—	—	—	—	(0.22)	—
Gain on terminated cash flow hedge	—	—	(0.06)	—	—	(0.02)	—
Release of ACL on equipment finance loans	—	(0.42)	—	—	—	(0.14)	—
Payroll transition bonus	—	—	0.07	—	—	0.02	—
FDIC special assessment accrual reversal	—	—	(0.02)	—	—	(0.01)	—
Merger-related and other charges	0.07	0.01	0.01	0.01	0.04	0.04	0.03
Return on assets - operating	1.27%	1.22%	1.22%	1.22%	1.33%	1.24%	1.19%

Return on assets to return on assets- pre-tax pre-provision reconciliation
Return on assets (GAAP)	(1.89)%	1.63%	1.22%	1.21%	1.29%	0.28%	1.16%
Income tax expense	(0.60)	0.47	0.35	0.37	0.38	0.06	0.33
Provision for credit losses	0.14	(0.42)	0.16	0.19	0.11	(0.04)	0.17
Loss on securities portfolio repositioning	4.95	—	—	—	—	1.71	—
Gain on sale on Navitas	(0.84)	—	—	—	—	(0.29)	—
Gain on terminated cash flow hedge	—	—	(0.08)	—	—	(0.02)	—
Payroll transition bonus	—	—	0.10	—	—	0.03	—
FDIC special assessment accrual reversal	—	—	(0.03)	—	—	(0.01)	—
Merger-related and other charges	0.08	0.02	0.01	0.01	0.05	0.04	0.04
Return on assets - pre-tax pre-provision - operating	1.84%	1.70%	1.73%	1.78%	1.83%	1.76%	1.70%

Efficiency ratio reconciliation
Efficiency ratio (GAAP)	n/m	57.01%	56.66%	54.40%	54.30%	87.58%	55.86%
Loss on securities portfolio repositioning	n/m	—	—	—	—	(35.09)	—
Gain on sale on Navitas	n/m	—	—	—	—	3.84	—
Gain on terminated cash flow hedge	—	—	1.03	—	—	0.35	—
Payroll transition bonus	—	—	(2.41)	—	—	(0.79)	—
FDIC special assessment accrual reversal	—	—	0.68	—	—	0.22	—
Merger-related and other charges	(2.22)	(0.32)	(0.31)	(0.21)	(1.25)	(0.99)	(1.22)
Efficiency ratio - operating	53.11%	56.69%	55.65%	54.19%	53.05%	55.12%	54.64%

Tangible common equity to tangible assets reconciliation
Equity to total assets (GAAP)	12.14%	12.89%	12.97%	12.99%	12.78%	12.14%	12.78%
Effect of goodwill and other intangibles	(3.19)	(2.95)	(3.05)	(3.07)	(3.07)	(3.19)	(3.07)
Tangible common equity to tangible assets	8.95%	9.94%	9.92%	9.92%	9.71%	8.95%	9.71%

About United Community Banks, Inc.

United Community Banks, Inc. (NYSE: UCB) is the financial holding company for United Community Bank (United Community), a top-100 U.S. financial institution committed to building stronger communities and improving the financial health and well-being of its customers. United Community offers a full range of banking, mortgage and wealth management services. As of September 30, 2026, United had $28.9 billion in assets and operated 202 offices across Alabama, Florida, Georgia, North Carolina, South Carolina and Tennessee. The company also manages a nationally recognized SBA lending franchise, extending its reach to businesses across the country. United Community is the most awarded bank in the Southeast for Retail Banking Customer Satisfaction by J.D. Power, earning more awards than any other bank in the region, including recognition in 12 of the last 17 years. The company has also been named one of the “Best Banks to Work For” by American Banker for nine consecutive years. In commercial banking, United Community earned multiple 2026 Greenwich Best Bank awards for Small Business Banking. Forbes has consistently named United Community among the World’s Best and America’s Best Banks. Learn more at ucbi.com.

Non-GAAP Financial Measures

This press release, including the accompanying financial statement tables, contains financial information determined by methods other than in accordance with generally accepted accounting principles, or GAAP. This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations, such as “noninterest income – operating”, “total revenue – operating”, “noninterest expense - operating”, “provision for credit losses – operating”, “operating net income,” “pre-tax, pre-provision income,” “operating net income per diluted common share,” “operating earnings per share,” “tangible book value per common share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “return on assets - pre-tax, pre-provision - operating,” “return on assets - pre-tax, pre-provision,” “operating efficiency ratio,” and “tangible common equity to tangible assets.” These non-GAAP measures are included because United believes they may provide useful supplemental information for evaluating United’s underlying performance trends. These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables.

Caution About Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to general competitive, economic, political, regulatory and market conditions. Further information regarding additional factors which could affect the forward-looking statements contained in this press release can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10-K for the year ended December 31, 2025, and other documents subsequently filed by United with the United States Securities and Exchange Commission (“SEC”).

Many of these factors are beyond United’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United.

United qualifies all forward-looking statements by these cautionary statements.

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